                                                                 EXHIBIT 10.8(5)
                                 AMENDMENT NO. 5

                                     TO THE

                       UPS QUALIFIED STOCK OWNERSHIP PLAN

                               AND TRUST AGREEMENT



         WHEREAS, United Parcel Service of America, Inc. and certain of its affiliated companies established the UPS Qualified Stock Ownership Plan and Trust ("Plan") effective as of January 1, 1998 to provide their eligible employees with a matching contribution invested in the common stock of UPS ("UPS Stock") and to permit eligible employees to transfer amounts from the UPS Savings Plan to the Plan for the purpose of investing in UPS Stock.

         NOW THEREFORE, pursuant to the authority vested in the Board by Section
12.1 of the Plan, the UPS Qualified Stock Ownership Plan is hereby amended as follows:


1. Section 1.17, Eligible Compensation, is hereby amended effective as of April 1, 1999 to read as follows:


         Section 1.17. Eligible Compensation - means, for each Participant who is an Eligible Employee, all compensation or wages payable to him or her for the Plan Year by reason of his or her employment by an Employer Company before any payroll deductions, but excluding

                  (a) bonuses (other than any half-month bonus and, as of July 1, 2001, quarterly bonuses);

                  (b) amounts allocated or benefits paid under any employee benefit plan or program (other than paid time off or discretionary days), whether or not the plan or program is subject to ERISA or the benefit paid thereunder is taxable (other than Pre-Tax Contributions and salary reduction contributions made on behalf of an Employee to the UPS Flexible Benefits Plan or other plan described in Code ss. 125 and, for periods on or after April 1, 1999, amounts allocated under the UPS Deferred Compensation Plan, as amended from time to time, and/or the UPS Deferred Compensation Plan 2000);

                  (c) amounts payable under any incentive compensation plan or program (other than commissions and, as of July 1, 2001, sales incentives);

                  (d)      MIP awards;

                  (e)      stock options;

                  (f)      foreign service differentials;

                  (g)      severance pay;

                  (h)      expense reimbursements;

                  (i)      grievance awards (other than back pay);

                  (j)      fringe benefits; and

                  (k)      all compensation classified as "miscellaneous."

         The annual Eligible Compensation of each Participant taken into account under the Plan shall not exceed $150,000 as adjusted for cost-of-living increases in accordance with Code ss. 401(a)(17) (the "annual compensation limit"). The cost-of-living adjustment in effect for a calendar year applies to any Plan Year beginning in such calendar year. If a Plan Year consists of fewer than 12 months, the annual compensation limit will be multiplied by a fraction, the numerator of which is the number of months in the short Plan Year, and the denominator of which is 12. The annual compensation limit does not apply for purposes of Section 5.1.

2. Section 1.24, Employment Commencement Date,is hereby amended effective as of May 1, 2000 to read as follows:

                  Section 1.24 Employment Commencement Date - means the date on which an individual first performs an Hour of Service.


3. Section 1.31, Hour of Service, is hereby amended effective as of May 1, 2000 to read as follows:

         Section 1.31 Hour of Service -  means


         (a) General. The term "Hour of Service" means each hour for which an individual:

                           (1) is paid, or entitled to payment, for the performance of duties for an Affiliate;

                           (2) is paid, or entitled to payment (directly or indirectly) for periods during which no duties are performed due to vacation, holiday, illness, short-term disability or incapacity pursuant to which payments are received in the form of salary continuation or from a short-term disability plan or worker's compensation plan sponsored by an Affiliate or to which an Affiliate contributes, layoff, jury duty, military duty which gives rise to reemployment rights under Federal law, or paid leave of absence (including a period where an employee remains on salary continuation during a period of illness or incapacity);

                           (3) is paid by an Affiliate for any reason an amount as "back pay," irrespective of mitigation of damages; or

                           (4) is on an unpaid leave of absence, including any leave of absence (i) by reason of the pregnancy of the Participant, (ii) by reason of the birth of a child of the Participant,
                                    (iii) by reason of the placement of a child with the Participant in connection with the adoption of a child by the Participant, or
                                    (iv) for purposes of caring for a child of the Participant immediately following its birth or placement.


                  (b)      Additional Rules. Notwithstanding the foregoing,

                           (5) An individual will earn Hours of Service credit without regard to whether such individual is treated as an "employee" of an Affiliate as a result of the application of common law principles or by operation of Codess.414(n).

                           (6) An individual will be credited with 190 Hours of Service with respect to each regularly-scheduled calendar work month in which such individual would, under the rules described herein, have earned at least one Hour of Service and if an individual has a Period of Separation of less than 12 months, he or she will be credited with 190 Hours of Service for each calendar month during that Period of Separation.

4. Section 1.39, Period of Service, is hereby amended effective as of May 1, 2000 to read as follows:

         Section 1.39 Period of Service - means the period of time beginning on an individual's Employment Commencement Date or Reemployment Commencement Date, whichever is applicable, and ending on the date a Break in Service begins. A Period of Service of 12 months is equal to one full year of service.


5. Section 1.51, Separation from Service, is hereby amended effective May 1, 2000 to read as follows:

         Section 1.51 Separation from Service - means:

                  (a) effective May 1, 2000, the date on which an individual terminates employment with all Affiliates, by reason of a voluntarily quit, retirement, death, the end of a period of disability of more than 52 weeks at which time a physician certifies that the individual is currently disabled and unable to return to work for an Affiliate, discharge, failure to return from layoff or authorized leave of absence, or for any other reason (unless a grievance is pending).

                  (b) effective before May 1, 2000, the earlier of the date under Section 1.51(a) or the date on which a 12-consecutive month period ends during which the individual did not perform an Hour of Service.

                  (c) A transfer from one Affiliate to another will not be treated as a Separation from Service.

                  (d) A discharge will not be treated as a Separation from Service for any purpose while a grievance is pending but, if the discharge is upheld, it will be treated as a Separation from Service as of the date of the discharge.

6. Section 1.42, Pre-Tax Contributions, is hereby amended, effective as of May 1, 2000, to read as follows:

         Section 1.42. Pre-Tax Contributions - means the sum of (a) elective deferrals (within the meaning of Code ss. 402(g)) made under the Savings Plan, (b) with respect to an individual who becomes eligible to make elective deferrals under the Savings Plan during any Plan Year as a result of losing coverage under a collective bargaining agreement, his or her elective deferrals (within the meaning of Code ss. 402(g)) made under a Collectively Bargained Plan prior to the latest date in such Plan Year on which he or she became eligible to make elective deferrals under the Savings Plan other than elective deferrals with respect to which a matching contribution (within the meaning of Code ss. 401(m)) of any amount was made under the Collective Bargaining Plan and (c) with respect to an individual who was a participant in a Merged Plan who becomes eligible to make elective deferrals under the Savings Plan as a result of a merger of that plan into the Savings Plan, his or her elective deferrals (within the meaning of Code ss. 402(g)) made under such Merged Plan in the Plan Year in which he or she first became eligible to make elective deferrals under the Savings Plan.


7. Section 1.43, Reemployment Commencement Date, is hereby amended effective May 1, 2001 to read as follows:

                  Section 1.43 Reemployment Commencement Date - means for an individual who has a Break in Service before completing the Participation Requirement, an adjusted employment commencement date, which is the first date on which that individual performs an Hour of Service following the Break in Service.


8. Article I is hereby amended to add the following new definitions, effective as of May 1, 2000:

         Section 1.59  Break In Service - means

                  (a) effective May 1, 2000, an Eligibility Computation Period during which the Participant does not complete more than 500 Hours of Service; or

                  (b) effective before May 1, 2000, a Period of Separation of at least 12 consecutive months; provided, for each individual whose Employment Commencement Date or Reemployment Commencement Date is on or after May 1, 2000 and before July 1, 2001, Break in Service means the period described in Section 1.59(a) or in Section 1.59(b), whichever is most favorable to the individual.

         Section 1.60 Eligibility Computation Period - means the 12 consecutive month period beginning on an individual's Employment Commencement Date or Reemployment Commencement Date (or any anniversary of either such date) and ending on the date immediately preceding the anniversary of such date (or next succeeding anniversary of such date).

         Section 1.61 Entry Date - means, effective July 7, 2001, the first Saturday of each calendar month and, before July 7, 2001, the first day of each calendar month.

         Section 1.62 Participation Requirement -- means effective May 1, 2000, a 6-month Period of Service and, before May 1, 2000, a 1-year Period of Service. A "6-month Period of Service" means


                           (a) effective May 1, 2000, an Eligibility Computation Period during which an individual completes at least 1000 Hours of Service and an individual will be deemed to have completed a 6-month Period of Service as of the last day of the calendar month in which he or she completes at least 1000 Hours of Service; or


                           (b) effective before May 1, 2000, a Period of Service of at least 6 months; provided, for each individual whose Employment Commencement Date or Reemployment Commencement Date is on or after May 1, 2000 and before July 1, 2001, Participation Requirement means the period described in 1.62(a) or the period described in Section 1.62(b).

         A "1-year Period of Service" means a Period of Service of at least 12 months.

         For purposes of satisfying the Participation Requirement (as well as the service requirement of Section 8.10),

                           an individual who first performed services for an Affiliate following a transaction identified in Appendix 1.62 will be given credit for employment with the employer identified in Appendix 1.62 (but not before any date as may be specified in Appendix 1.62) as if such employment had been with an Affiliate; and

                           an individual who was a participant in a Merged Plan will be given credit for employment with an employer maintaining the Merged Plan as if such employment had been with an Affiliate.

         Section 1.63 Merged Plan - means a plan described in Appendix 1.63 that is merged into the Savings Plan.

9. Section 2.1, General, is hereby amended effective as of May 1, 2000 to read as follows:

         Section 2.1 General. Each Eligible Employee will become a Participant on the first Entry Date coinciding with or immediately following the date he or she has completed the Participation Requirement.

10. Section 2.4, Reemployment, is hereby amended effective as of May 1, 2000 to read as follows:

         Section 2.4 Reemployment. If an individual has a Separation from Service before he or she completes the Participation Requirement and his or her Period of Separation is less than 12 consecutive months, the individual's prior Period of Service will be aggregated with the Period of Separation and the Period of Service completed after the Period of Separation. If the individual had a Break in Service, then his or her prior Period of Service and his or her Period of Separation will be disregarded and he or she will not become a Participant until he or she completes the Participation Requirement following his or her Reemployment Commencement Date.

         If an individual has a Separation from Service after completing the Participation Requirement, then he or she will again become eligible to receive Employer Company Contributions in accordance with ARTICLE IV as soon as practicable after he or she next performs an Hour of Service as an Eligible Employee.

11. Section 4.1, SavingsPLUS Contribution, is hereby amended effective as of July 1, 2001 to read as follows:

         Section 4.1 SavingsPLUS Contribution.

         (a) On and After July 1, 2001. Subject to the rules and limitations set forth in this ARTICLE IV and in ARTICLE V, including the specific limitations set forth as matching formulas in this Section 4.1, an Employer Company shall make the following SavingsPLUS Contribution, if any, for each Accounting Period on behalf of each Participant who was employed as an Eligible Employee by such Employer Company on the last day of the Accounting Period and each Participant whose last employment as an Eligible Employee was with such Employer Company during the Accounting Period.

                  The SavingsPLUS Contribution made on behalf of each Participant described in this Section 4.1(a) shall be equal to

                           A minus B where:

                                    (1)      A equals

                                             (i) For each Employer Company
                                             listed in Appendix 4.1(a)(1)(A),
                                             zero.;

                                             (ii) For each Employer Company
                                             listed in Appendix 4.1(a)(1)(B),
                                             50% of his or her Pre-Tax
                                             Contributions that do not exceed 6%
                                             of his or her Eligible Compensation
                                             for such Plan Year;

                                             (iii) For each Employer Company
                                             listed in Appendix 4.1(a)(1)(C),
                                             100% of his or her Pre-Tax
                                             Contributions that do not exceed 3%
                                             of his or her Eligible Compensation
                                             for such Plan Year; or

                                             (iv) For each Employer Company
                                             listed in Appendix 4.1(a)(1)(D),
                                             the sum of 100% of his or her
                                             Pre-Tax Contributions that do not
                                             exceed 3% of his or her Eligible
                                             Compensation for
                                             such Plan Year and 50% of his or
                                             her Pre-Tax Contributions in excess
                                             of 3% but not in excess of 6% of
                                             his or her Eligible Compensation
                                             for such Plan Year.

                                    (2)      B equals the SavingsPLUS
                                             Contribution and the matching
                                             contribution (within the meaning of
                                             Code ss. 401(m)) under a Merged
                                             Plan previously made by any
                                             Employer Company with respect to
                                             him or her during such Plan Year.

                           (b) Before July 1, 2001. Subject to the rules and limitations set forth in this ARTICLE IV and in ARTICLE V, each Employer Company shall make a SavingsPLUS Contribution for each Accounting Period on behalf of each Participant employed as an Eligible Employee on at least one day during the Accounting Period equal to A - B where

                                    A equals the lesser of (1) 100% of his or her Pre-Tax Contributions for the Plan Year or (2) 3% of his or her Eligible Compensation for such Plan Year and

                                    B equals the SavingsPLUS Contribution
                                    previously made with respect to him or her during such Plan Year.

12. 8.2, Separation From Service, is hereby amended effective as of May 1, 2000 to read as follows:

         Section 8.2 Separation From Service. As a general rule, if a Participant has a Separation from Service he or she may request a distribution of his or her Account and the Account will be paid to him or her as soon as practicable (but, generally, no earlier than 30 days) after the Separation from Service. However, no payment will be made without the Participant's consent before age 70 1/2 if (a) the value of the vested portion of his or her Account exceeds $3,500 at the time of the distribution or for distributions made before October 17, 2000, exceeded $3,500 at the time of any prior distribution under this Plan (including any in-service withdrawals made under Section 8.7), or (b) the sum of the value of his or her Account and the value of his or her account under the Savings Plan exceeds $3,500 at the time of the distribution or for distributions made before October 17, 2000, exceeded $3,500 at the time of any prior distribution under this Plan (including any in-service withdrawals made under Section 8.7).

13. Section 8.3, Deferral of Payment until 70 1/2, is hereby amended effective as of May 1, 2000, to read as follows:

         Section 8.3 Deferral of Payment until 70 1/2. Unless a Participant consents to an earlier distribution or consent is not required under
         Section 8.2, the Participant will be deemed to have elected to defer payment of his or her Account (which deemed election will be in lieu of a written election that conforms to the requirements of Code ss. 401(a)(14) and regulations promulgated thereunder) until the earlier of the date of such Participant's death or the date such Participant attains age 70 1/2 or has a Separation from Service, whichever is later, or for a Participant who is a 5% owner (as defined in Code ss.
         416), the date that such Participant has a Separation from Service.


         If a Participant consents to payment or the Participant's consent is not required under Section 8.2, payment of a Participant's Account shall be made no later than the 60th day after the close of the Plan Year in which the latest of the following events occurs:

                  (a) the date on which the Participant attains age 62, which is the normal retirement age under the Plan; or

                  (b)      the Participant has a Separation from Service.


14. Section 8.4, Required Beginning Date, is hereby amended effective as of May 1, 2000, to read as follows:

         Section 8.4 Required Beginning Date. Notwithstanding the foregoing, a Participant's Account will be paid to him or her no later than April 1 of the calendar year following (a) the calendar year in which he or she reaches age 70 1/2 or (b) if later, for a Participant who is not a 5% owner (as defined in Code ss. 416), the calendar year in which he or she has a Separation from Service.



15. Section 8.5, Death, is hereby amended effective as of July 1, 2001 to read as follows:

         Section 8.5       Death.


                  (a) General. If a Participant dies before his or her Account is paid to him or her in full, the remaining portion of the Account will be paid to his or her Beneficiary determined in accordance with (b) below.


                  (b) Determination of Beneficiary. A Participant's Beneficiary(ies) will be determined as follows:


                           (1) Except as otherwise provided below, a Participant's sole primary Beneficiary will be his or her surviving spouse, if the Participant is lawfully married on the date of his or her death.

                           (2) If the Participant was not lawfully married at death, if the Participant's surviving spouse consented in writing before a notary public to the designation of some other person or persons as the Participant's Beneficiary or if the Committee determines that spousal consent is not required under the Code or ERISA, then the Participant's Beneficiary will be the person or persons so designated in writing by the Participant on a form satisfactory to the Committee in accordance with (c) below.


                           (3) The Participant's Beneficiaries will be the surviving children of the Participant, in equal shares, if any of the following apply:


                                    (i)      The Participant did not have a
                                    spouse and failed to properly designate
                                    another Beneficiary;


                                    (ii)     Neither the Participant's spouse,
                                    if any, nor any other Beneficiaries survive the Participant; or


                                    (iii)    After following the procedures in
                                    Section 8.20, the whereabouts of each person designated as a Beneficiary is unknown and no death benefit claim is submitted to the Committee prior to December 31 of the calendar year following the calendar year in which the Participant died.


                           (4) If a Beneficiary is not identified and located pursuant to Section 8.5(b)(1), (2) or (3), the Participant's Account will be paid to the Participant's estate.


                  (c) Designation of Beneficiaries. A Participant may designate one or more Beneficiaries on a form satisfactory to the Committee. A Participant may designate both primary Beneficiaries and contingent Beneficiaries. Unless clearly indicated otherwise by the Participant on the Beneficiary designation form: (1) if the Participant designates multiple primary Beneficiaries or multiple contingent Beneficiaries, each will share equally in the Account and (2) persons designated as contingent Beneficiaries will be treated as the Participant's Beneficiaries only if each of the Participant's primary Beneficiaries fail to survive the Participant or cannot be located at the time of the distribution of the Participant's Account.

                  A Participant may change his or her designation of Beneficiary from time to time, provided, however, that if the Participant's spouse, if any, is not the sole primary Beneficiary of the Account, such spouse, if any, must consent to the designation of other Beneficiaries in writing before a notary public. No such designation or change will be effective unless and until it is received by the Committee prior to the Participant's death.

                  (d) Payment to Beneficiary. A Beneficiary's interest in the Account of a deceased Participant will be paid to him or her in a single sum as soon as practicable after the Committee determines that the person has an interest in the Account. Distribution will be completed by December 31 of the calendar year containing the fifth anniversary of the date of the Participant's death.

                  (e) Information to the Committee. In its discretion, the Committee may require a copy of the Participant's death certificate and such other information as the Committee deems relevant to be submitted by the Beneficiary when making a request for death benefits under the Plan.


16. Section 8.10, Participant Diversification Election, is hereby amended effective as of May 1, 2000 to read as follows:

                  Section 8.10 Participant Diversification Election. Each Participant who has reached age 45 and who has completed a Period of Service of at least 10 years determined from the Employment Commencement Date or Reemployment Commencement Date that most closely preceded his or her satisfaction of the Participation Requirement ("Qualified Participant") may direct the Trustee as to the investment of amounts credited to his or her Employer Company Account.

                  A Qualified Participant may choose one of the following investment options:

                           (a)      Leave the Account in this Plan; or

                           (b) Request a direct transfer of all or any portion of his or her Account to the Savings Plan.

                  If so elected, the plan transfer will be processed as soon as practicable but not later than 90 days after the Qualified Participant makes the election.

                  Effective November 15, 1999, if there is more than one class of UPS Stock allocated to an Account, any UPS Stock sold to effect such transfer shall be taken equally from the shares of each such class allocated to such Account in accordance with procedures developed by the Committee, which shall reflect appropriate adjustments for shares of any class sold from such Account in any tender offer.

17. Section 8.20, Forfeiture in Case of Unlocatable Participant, is hereby amended, effective as of July 1, 2001, to read as follows:

         Section 8.20 Forfeiture in Case of Unlocatable Participant. If the Committee is unable to pay any benefits under the Plan to any Participant or to a Beneficiary of any Participant who is entitled to benefits under this Plan because the location of such person cannot be ascertained, the Committee will proceed as follows:

                  (a) Within 90 days of the date any such benefits are payable, the Committee will send an appropriate notice to such individual, to the last address for such individual listed in the Committee's records.

                  (b) If this notice is returned as unclaimed or the individual cannot be located during the next 90 days, the Committee will attempt to locate such individual through a commercial locator service.


                  (c) If the individual has not been located by December 31 of the calendar year following the calendar year in which the benefits became payable and, in the case of a Beneficiary, there is no alternate Beneficiary identified under the procedures of Section 8.5(b), all amounts held for his or her benefit will be forfeited and all liability for payment of that benefit will terminate, unless some other procedure is permitted or required by law. In any such case, the funds released as a result of such forfeiture will be applied as SavingsPLUS Contributions. However, if an individual subsequently makes what the Committee determines to be a valid and proper claim to the Committee for his or her benefit that was forfeited, the forfeited amount will be restored without interest and will be distributed in accordance with the terms of this Plan.

18.      The following Appendices hereby are added to the end of the Plan:

                        UPS QUALIFED STOCK OWNERSHIP PLAN

                                  Appendix 1.21
                               Employer Companies

----------------------------------------------------------------------------------------------------------------------
                      BUSINESS UNIT/GROUP                                         QSOP ADOPTION DATE
----------------------------------------------------------------------------------------------------------------------
UPS
United Parcel Service of America, Inc.                            January 1, 1998
United Parcel Service Co.                                         January 1, 1998
UPS General Services Co.                                          January 1, 1998
UPS Aviation Services, Inc.                                       January 1, 1998
UPS International General Services Co.                            January 1, 1998
UPS Procurement Services Corporation                              January 1, 1998
UPS Worldwide Forwarding, Inc.                                    January 1, 1998
United Parcel Service, Inc. (New York)                            January 1, 1998
United Parcel Service, Inc. (Ohio)                                January 1, 1998
Trailer Conditioners, Inc.                                        January 1, 1998
UPS Latin America, Inc.                                           January 1, 1998
BT Realty Holdings, Inc.                                          May 18, 1999
BT Realty Holdings II, Inc.                                       May 18, 1999

----------------------------------------------------------------------------------------------------------------------
UPS CAPITAL CORPORATION
UPS Capital Corporation, Inc.                                     May 28, 1998
Glenlake Insurance Agency, Inc.                                   July 29, 1998
Glenlake Insurance Agency, Inc. of California                     August 10, 1999

----------------------------------------------------------------------------------------------------------------------
UPS LOGISTICS GROUP
UPS Logistics Group, Inc.                                         January 1, 1998
Diversified Trimodal, Inc. (Martrac)                              January 1, 1998
UPS Logistics Technologies, Inc.                                  January 1, 1998
UPS Supply Chain Management, Inc.                                 January 1, 1998
Worldwide Dedicated Services, Inc.                                January 1, 1998
UPS Supply Chain Management Nevada, Inc.                          July 1, 2001
UPS Supply Chain Management Tristate, Inc.                        July 1, 2001
Livingston Healthcare Services, Inc.                              July 1, 2001
UPS Logistics Group Americas, Inc.                                July 1, 2001
UPS Service Parts Logistics, Inc.                                 July 1, 2001
UPSLG Puerto Rico, Inc.                                           July 1, 2001

----------------------------------------------------------------------------------------------------------------------
UPS AVIATION TECHNOLOGIES, INC.                                   January 1, 1998
----------------------------------------------------------------------------------------------------------------------
UPS CUSTOMHOUSE BROKERAGE, INC.                                   January 1, 1998
----------------------------------------------------------------------------------------------------------------------
UPS FULL SERVICE BROKERAGE, INC.                                  June 6, 2000
----------------------------------------------------------------------------------------------------------------------
     UPS TELECOMMUNICATIONS, INC.  (UPS TELESERVICES)             July 1, 2001
----------------------------------------------------------------------------------------------------------------------
UPS MESSAGING.
Mail2000, Inc.                                                    February 1, 2001
----------------------------------------------------------------------------------------------------------------------
UPS MAIL BOXES ETC., INC.                                         April 30, 2001
----------------------------------------------------------------------------------------------------------------------
UPS CONSULTING, INC.                                              February 8, 2001
----------------------------------------------------------------------------------------------------------------------
FRITZ COMPANIES
Fritz Companies, Inc.                                             July 1, 2001
----------------------------------------------------------------------------------------------------------------------

                       UPS QUALIFIED STOCK OWNERSHIP PLAN

                                  APPENDIX 1.62

                              Prior Service Credit

An individual who began performing services for an Employer Company as a result of the acquisition of a company listed below will receive credit for his or her service for such company as if such service were employment with an Affiliate.

         Border Brokerage Company, Inc
         Burnham Service Corporation, et. al.
         Challenge Air Cargo, Inc.
         Fritz Companies, Inc.
         Fulfillment Systems International, Inc
         Livingston Healthcare Services, Inc.
         Mail Boxes, Etc.
         Mail2000. Inc.
         Miles Group, Inc.
         William F. Joffroy, Inc.
         W.Y. Moberly, Inc.
         Rollins Logistics, Inc. et. al.
         Transborder Customs Services, Inc.
         TSCI Holdings, Inc. (Comlasa)
         H.A. & J.L. Wood, Inc.

                       UPS QUALIFIED STOCK OWNERSHIP PLAN

                                  APPENDIX 1.63

----------------------------------------------------------------------------------------------------------------------
                    NAME OF MERGED PLAN                                      EFFECTIVE DATE OF MERGER
----------------------------------------------------------------------------------------------------------------------
UPS Logistics Group Retirement Savings Plan                       July 1, 2001
----------------------------------------------------------------------------------------------------------------------
SonicAir, Inc. 401(k) Plan                                        July 1, 2001
----------------------------------------------------------------------------------------------------------------------
Trans-Border Customs Services, Inc. 401(k) and Profit             July 1, 2001
Sharing Plan
----------------------------------------------------------------------------------------------------------------------
UPS Global Forwarding Services, Inc. Retirement/Savings           July 1, 2001
Plan
----------------------------------------------------------------------------------------------------------------------

                       UPS QUALIFIED STOCK OWNERSHIP PLAN

                              APPENDIX 4.1(a)(1)(A)

                            (Effective July 1, 2001)

                      SavingsPLUS Contribution Level = Zero


None

                       UPS QUALIFIED STOCK OWNERSHIP PLAN

                              APPENDIX 4.1(a)(1)(B)

                            (Effective July 1, 2001)

          SavingsPLUS Contribution Level = 50% of Pre-Tax Contributions that do not exceed 6% of Eligible Compensation

Fritz Companies, Inc.

                       UPS QUALIFIED STOCK OWNERSHIP PLAN

                              APPENDIX 4.1(a)(1)(C)

                            (Effective July 1, 2001)

         SavingsPLUS Contribution Level = 100% of Pre-Tax Contributions that do not exceed 3% of Eligible Compensation

         UPS
         United Parcel Service of America, Inc.
         United Parcel Service Co.
         UPS General Services Co.
         UPS Aviation Services, Inc.
         UPS International General Services Co.
         UPS Procurement Services Corporation
         UPS Worldwide Forwarding, Inc.
         United Parcel Service, Inc. (New York)
         United Parcel Service, Inc. (Ohio)
         Trailer Conditioners, Inc.
         UPS Latin America, Inc.
         BT Realty Holdings, Inc.
         BT Realty Holdings II, Inc.

         UPS CAPITAL CORPORATION
         UPS Capital Corporation, Inc.
         Glenlake Insurance Agency, Inc.
         Glenlake Insurance Agency, Inc. of California

         UPS LOGISTICS GROUP
         UPS Logistics Group, Inc.
         Diversified Trimodal, Inc. (Martrac)
         UPS Logistics Technologies, Inc.
         UPS Supply Chain Management, Inc.
         Worldwide Dedicated Services, Inc.
         UPS Supply Chain Management   Nevada, Inc.
         UPS Supply Chain Management Tristate, Inc.
         Livingston Healthcare Services, Inc.
         UPS Logistics Group Americas, Inc.
         UPS Service Parts Logistics, Inc.
         UPSLG Puerto Rico, Inc.


         UPS AVIATION TECHNOLOGIES, INC.

         UPS CUSTOMHOUSE BROKERAGE, INC.
         UPS FULL SERVICE BROKERAGE, INC.

         UPS TELECOMMUNICATIONS, INC.
          (UPS TELESERVICES)

         UPS MESSAGING
         Mail2000, Inc.

         UPS MAIL BOXES ETC., INC.

         UPS CONSULTING, INC.

                       UPS QUALIFIED STOCK OWNERSHIP PLAN

                              APPENDIX 4.1(a)(1)(D)

                            (Effective July 1, 2001)

         SavingsPLUS Contribution Level = 100% of Pre-Tax Contributions
                 up to 3% of Eligible Compensation Plus 50% of
         Pre-Tax Contributions in excess of 3% of Eligible Compensation but not in excess of 6% of Eligible Compensation

None

         IN WITNESS WHEREOF, the undersigned certify that United Parcel Service of America, Inc. based upon action by its Board of Directors dated June __, 2001, has caused this Amendment No. 5 to be adopted.


ATTEST:  UNITED PARCEL SERVICE OF
                                                AMERICA, INC.


----------------------------                    ------------------------------
Joseph R. Moderow                               James P. Kelly
Secretary                                       Chairman